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                                                                 Exhibit 23.2
                                                                 ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 25, 1996, on our audit of the financial statements of Unidata, Inc. and Subsidiaries, which report is included in the Annual Report of Ardent Software, Inc. on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP


Denver, CO
April 12, 1999